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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2005


                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-50250                   13-4172551
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                2000 PURCHASE STREET
                 PURCHASE, NEW YORK                               10577
      (Address of principal executive offices)                  (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On May 9, 2005, the stockholders of MasterCard Incorporated (the "Company") approved the MasterCard International Incorporated Senior Executive Annual Incentive Compensation Plan (the "Annual Plan") and the MasterCard International Incorporated Senior Executive Incentive Plan (the "Long-Term Plan") at the Company's annual meeting of stockholders. The Annual Plan and the Long-Term Plan, each of which is effective as of January 1, 2005, provides for the payment of cash bonus awards to senior executives who are members of the Company's Policy Committee provided that certain performance targets are achieved. The performance periods are generally one calendar year under the Annual Plan and three calendar years under the Long-Term Plan, although performance periods under either plan can be as short as 90 days. Awards under the Annual Plan are made on an annual basis and cannot exceed $6,000,000 for any participant. Individual awards made under the Long-Term Plan are capped at $8,000,000 and $16,000,000, for target and superior performance respectively, and generally vest over five years with 26 2/3 percent vesting at the end of each of the first, second, and third years, and 20 percent vesting at the end of the fifth year. Both plans are administered by the Company's Compensation Committee which establishes performance targets and determines awards made under the plans. The plans were adopted by the Compensation Committee on March 16, 2005, subject to stockholder approval.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Mastercard Incorporated


Date: May 10, 2005                      By   /s/ NOAH J. HANFT
                                          --------------------------------------
                                          Noah J. Hanft
                                          General Counsel and Secretary